Exhibit 10.50

AGREEMENT FOR CONVEYANCE

OF MARKS, TELEPHONE NUMBERS, AND DOMAIN NAMES

This AGREEMENT FOR CONVEYANCE OF MARKS, TELEPHONE NUMBERS, AND DOMAIN NAMES (“CONVEYANCE AGREEMENT”) between AJG SOLUTIONS, INC., (“AJG”), a Florida Corporation, and AMERICAN ADDICTION CENTERS, INC., (“AAC”), f/k/a Forterus, Inc., a Nevada corporation, is made this 15th day of August, 2014.

WHEREAS, AJG is the owner of certain Marks, Telephone Numbers, and Domain Names formerly used in the business of Treatment Solutions Network; and

WHEREAS, those Marks, Telephone Numbers, and Domain Names are set out in Exhibits A and B to a License Agreement of August 31, 2012, which are attached and incorporated herein by reference; and

WHEREAS, AAC acquired the assets and business of Treatment Solutions Network via an Asset and Equity Purchase Agreement dated August 31, 2012; and

WHEREAS, pursuant to an accompanying License Agreement between AJG and AAC of August 31, 2012, AJG licensed those Marks, Telephone Numbers, and Domain Names to AAC for a period of three years, subject to a full assignment and conveyance in fee upon satisfaction of certain obligations under the Asset and Equity Purchase Agreement, a Promissory Note, and a related Employment Agreement with James D. Bevell; and

WHEREAS, disputes arose between AAC and Mr. Bevell under the Asset and Equity Purchase Agreement, Promissory Note, the Employment Agreement, and the License Agreement, and otherwise; and

WHEREAS, AAC, Mr. Bevell, and AJG have entered into a State Settlement Agreement and Federal Settlement Agreement to effect a full, final, and global settlement of those disputes; and

WHEREAS, AJG wishes to convey all its rights, title, and interest in and to the Marks, Telephone Numbers, and Domain Names previously covered by the License Agreement to AAC in fee;

NOW, THEREFORE, in consideration of these premises, the mutual promises set out below, the Federal Settlement Agreement, the State Settlement Agreement, the sum of $10.00, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows.

1. By this Conveyance Agreement, AJG conveys all its right, title, and interest in and to the Marks, Telephone Numbers, and Domain Names (as defined in the License Agreement of August 31, 2012, and set out in the attached Exhibits A and B) to AAC, in fee simple, to have and to hold, forever. This conveyance shall include all right, title and interest in and to the Marks, Telephone Numbers, and Domain Names, together with all registered and common law trademark or service mark rights, whether direct or derived from them, together with the goodwill of the business symbolized by any such Marks, Telephone Numbers, or Domain Names, as well as all copyright, data, programming code, customer lists and other intellectual property or other proprietary rights based on or related to the Marks, Telephone Numbers, or Domain Names. Furthermore, this conveyance shall include all rights, interests, claims and demands recoverable in law or in equity, that AJG has or may have in profits and damages for any past, present and future infringements thereof, including but not limited to the right to compromise, sue for and collect said profits and damages.

2. AJG warrants that it is the current and full owner, in fee, of all right, title, and interest in the Marks, Telephone Numbers, and Domain Names being conveyed to AAC and that it has the full and exclusive right to transfer those assets.

3. AJG will take such other steps, and execute such other instruments of conveyance, title, registration, assignment, cancellation, transfer, assurance, explanation, or security as may be necessary or convenient to further effect or document the transfer of all its right, title, and interest in the Marks, Telephone Numbers, and Domain Names to AAC.

4. Capitalized terms in this Conveyance Agreement shall have the same meaning as set out in the License Agreement of August 31, 2012.

5. This Conveyance Agreement shall be governed in all respects by the substantive laws of the state of Tennessee. No application of any principle of the conflicts of laws shall result in the application of the law of any other state.

6. The exclusive venue for any action between AJG and ACC arising out of this Conveyance Agreement or otherwise related to the Marks, Telephone Numbers, and Domain Names shall be the state or federal courts in or for Williamson County, Tennessee. The parties consent to the jurisdiction of such courts over their persons and over the subject matter of any such action.

7. This Conveyance Agreement shall supersede the License Agreement of August 31, 2012, which shall be of no further force and effect from this date forward.

8. The representatives signing below on behalf of the parties are fully authorized to bind their principals to this Conveyance Agreement.

9. The parties agree that this Conveyance Agreement or a related instrument may be recorded in the registries of any Trademark Office or internet domain registrar as may be deemed necessary or convenient by AAC.

Done on the date first written above at Brentwood, Tennessee.

AJG SOLUTIONS, INC.
By:	/s/ James D. Bevell, Jr.
James D. Bevell, Jr.

State of FLORIDA

County of BROWARD

On this 15 day of August, 2014, before me, Joseph P. Johnson, personally appeared JAMES BEVELL of AJG Solutions, Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

Notary Public

AMERICAN ADDICTION CENTERS, INC.
By:	/s/ Kathryn Sevier Phillips
Kathryn Sevier Phillips
General Counsel and Secretary

Exhibit A

Domain Names

TREATMENTSOLUTIONS411.COM

TSNEMAIL.COM

TREATMENTSOLUTIONSNETWORK.COM

TSNETL.COM

TREATMENTSOLUTIONS.COM

TSNETMAIL.COM

TREATMENTSOLUTIONNETWORK.COM

TREATMENTSOLUTIONSFLORIDA.COM

TREATMENTSOLUTIONSNEWJERSEY.COM

TSN1.NET

TREATMENTSOLUTIONSMASS.COM

TSNEMAIL.NET

TREATMENTSOLUTIONSMASS.NET

TREATMENTSOLUTIONSNETWORK.NET

TSNHELPDESK.COM

TREATMENTSOLUTIONS411.NET

TREATMENTSOLUTIONNETWORK.NET

TREATMENTSOLUTIONSAMERICA.COM

TREATMENTSOLUTIONSCALIFORNIA.COM

TREATMENTSOLUTIONSGEORGIA.COM

TREATMENTSOLUTIONSILLINOIS.COM

TREATMENTSOLUTIONSMASSACHUSETTS.COM

TREATMENTSOLUTIONSNEWYORK.COM

TREATMENTSOLUTIONSOFAMERICA.COM

TREATMENTSOLUTlONSPENNSYLVANIA.COM

TREATMENTSOLUTIONSRHODEISLAND.COM

TREATMENTSOLUTIONSOFTEXAS.COM

TSNETMAIL.NET

TREATMENTSOLUTIONS.BIZ

TREATMENTSOLUTIONS.CO

TREATMENTSOLUTIONS.ME

TREATMENTSOLUTIONS.MOBI

TREATMENTSOLUTIONS411.ORG

TREATMENTSOLUTIONSNETWORK.BIZ

TREATMENTSOLUTIONSNETWORK.CC

TREATMENTSOLUTIONSNETWORK.CO

TREATMENTSOLUTIONSNETWORK.INFO

TREATMENTSOLUTIONSNETWORK.ME

TREATMENTSOLUTIONSNETWORK.MOBI

TREATMENTSOLUTIONSNETWORK.ORG

TREATMENTSOLUTIONSNETWORK.TV

TREATMENTSOLUTIONSNETWORK.US

TREATMENTSOLUTIONSNETWORK.WS

TSN1.INFO

TSN1.ORG

Exhibit B

Telephone Numbers

Toll Free:
866	537	6237
800	251	7629
800	730	6532
855	355	7116
855	355	7117
855	622	5445
866	426	1553
866	463	0181
866	463	3107
866	537	4239
866	610	2685
866	959	7472
877	417	6237
877	537	5372
877	677	6769
877	717	0730
877	777	5211
877	815	2485
877	844	7405
877	888	8123
877	929	6887
888	216	3620
888	358	8515
888	391	1183
888	677	2569
888	731	3473
888	908	6227
888	935	8329
888	948	3727
888	960	3473
888	965	6822
888	800	6547

Land Line:

(209) 796-3244

(609) 297-5366

(954) 556-1960

(954) 556-1961

(954) 556-1969

(954) 556-1969

(954) 556-1978

(954) 556-1969

(954) 556-1962

(954) 556-1970

(954) 556-1969

(954) 556-1969

(954) 861-0125

(954) 556-1975

(954) 556-1971

(954) 556-1969

(954) 556-1972

(954) 556-1964

(954) 556-1973

(954) 556-1966

(954) 826-2517

(954) 556-1967

(954) 302-8619

(954) 556-1998

(954) 556-1969

(954) 556-1968

(954) 556-1969

(954) 556-1999

(954) 556-1974

(954) 556-1991

(954) 556-1969

(954) 556-1969

(954) 556-1969

Mobile:
904-866-2548
954-594-0787
954-895-5954
954-616-7156
954-732-7159
954-895-6084
954-892-9964
954-226-9921
954-547-6730
954-809-4623
954-607-8772
239-963-6877
954-299-7927
954-707-1664
561-577-3174(*)

(*) Upon consummation of that certain

State Settlement Agreement between

American Addiction Centers, Inc., James

D. Bevell, Jr. and AJG Solutions, Inc., the

ownership of this number, (561)

577-3174, shall revert to

James D. Bevell, Jr.

954-695-7375
786-355-4758
954-579-7904
954-540-0302
954-892-9589
609-731-3461
609-751-8768
954-218-3957
954-226-9040
609-922-0704
609-915-1919
609-915-3317

609-731-7369

609-977-1845

609-638-8179

609-977-3250

609-977-3418

609-977-4977

609-977-5074

609-977-5122

609-977-5346

609-638-0559

609-977-5436

954-809-5721

954-579-7704

954-579-7704

954-579-7906

609-977-6289

401-255-4622

954-707-1663

410-960-0969

954-770-0910

732-687-0564

508-997-7594

973-388-0866

443-890-4309

401-741-1574

609-841-3565

904-868-6794

401-595-9659

314-873-2785

561-398-7209

561-383-1027

561-400-6287

561-400-4406

561-400-7210

401-465-7927

561-400-2290